Financial risk management	12 Months Ended
Dec. 31, 2025
Financial risk management
Financial risk management

35. Financial risk management

Financial risk factors

Our financial risks are managed centrally. Our finance department coordinates the access to national and international financial markets and considers and manages continuously the financial risks concerning our activities. These relate to the following financial markets risks: credit risk, liquidity risk, currency risk and interest rate risk. Our interest rate risk is limited because we have no financial debt. In case of decreasing interest rates we will face a reinvestment risk on our strong cash and cash equivalents and financial investments balance. We do not buy or trade financial instruments for speculative purposes. In 2025, in the scope of the preparation of the intended separation of our Company, we made use of a currency exchange hedge (U.S. dollar – Eur hedge).

Categories of financial assets and liabilities:

		December 31,
		2025	2024	Notes

		(Euro, in thousands)
Financial assets held at fair value through other comprehensive income
Equity investments	Level 3	€46,809	€52,941	16

Financial assets held at fair value through profit or loss
Contingent consideration receivable	Level 3	54,705	47,207	5
Financial investments	Level 1	1,472,031	1,484,599	22
Convertible loan	Level 3	21,175	—	17
Financial assets at amortized cost
Financial investments		1,438,149	1,768,917	22
Escrow account		—	41,163	5
Cash and cash equivalents		87,868	64,239	23
Restricted cash (current and non-current)		1,759	1,985	18
Other non-current assets		1,200	1,266	18
Trade receivables		9,568	32,471	21
Total financial assets		€3,133,264	€3,494,788

Financial liabilities held at fair value through profit or loss
Current financial instruments		€5	€5	27
Non-current contingent consideration related to milestones CellPoint	Level 3	—	20,576	27
Financial liabilities at amortized cost
Trade liabilities		32,621	64,230	27
Lease liabilities		6,915	11,722	26
Total financial liabilities		€39,541	€96,533

The carrying amounts of trade and other receivables, trade and other payables, financial investments and cash and cash equivalents approximate their fair value.

Financial assets held at fair value through other comprehensive income

Financial assets held at fair value through other comprehensive income consisted of equity instruments of non-listed companies.

We have no restrictions on the sale of these equity instruments and the assets are not pledged under any of our liabilities.

The fair value of the equity instruments in the non-listed companies has been determined mainly by reference to the initial transaction price. These investments are valued initially at fair value through the established purchase price between a willing buyer and seller. The subsequent valuation is based on internal and external evidence such as information from recent financing rounds, scientific updates and other valuation techniques.

Financial assets held at fair value through profit or loss

Financial assets held at fair value through profit or loss consisted of current financial investments, contingent consideration receivables and a convertible loan.

The contingent receivable relates to fair value of the future earn-outs to be obtained from Alfasigma for the sale of Jyseleca®. The valuation is based on Level 3 assumptions based on our best estimate of the expected earnouts and sales milestones in the future, considering probability adjusted sales forecasts of Jyseleca® discounted using an appropriate discount rate. The fair value is reviewed at each reporting date and any changes are reflected in our consolidated income statement, in the line 'Net profit/loss (-) from discontinued operations, net of tax'. An increase in expected sales by 15% would result in an increase of €15.9 million in the total contingent receivable on December 31, 2025. A decrease in expected sales by 15% would result in a decrease of €13.8 million in the total contingent receivable on December 31, 2025.

Current financial investments include money market funds in EUR and USD.

Liquidity risk

Financial investments and cash and cash equivalents amounted to €2,998.0 million on December 31, 2025. Management forecasts our liquidity requirements to ensure that we have sufficient cash to meet operational needs. We have no credit lines. Such forecasting is based on realistic assumptions with regards to royalties, milestone and upfront payments to be received.

All our and cash and cash equivalents have only an insignificant liquidity risk as they are all convertible upon a maximum three month notice period and without incurring a significant penalty in normal market circumstances.

Credit risk

The term “credit risk” refers to the risk that counterparty will default on its contractual obligations resulting in financial loss for us.

We grant credit to our clients in the framework of our normal business activities. Usually, we require no pledge or other collateral to cover the amounts due. All our receivables are considered collectable.

We accounted for a provision for expected credit losses in 2024 for two disputed invoices, and this provision was reversed in 2025. We did not account for a provision for expected credit losses relating to all our other trade and other receivables given that there is no history of material credit losses, nor does forward looking information reveals any potential risks and due to the high quality nature of our customers.

Aging balance of receivables that are due, but that are still considered collectable:

	December 31,
	2025	2024	2023

	(Euro, in thousands)
60 - 90 days	€899	€552	€3
90 - 120 days	—	24	3
more than 120 days	€302	€19	€117

Our cash and cash equivalents are invested primarily in current, notice and term accounts. For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted at the beginning of the term. Our financial investments are also kept within different financial institutions and include term deposits, money market funds and treasury bills with an AAA rating. The money market funds are invested in a well-diversified portfolio of highly rated assets.

Interest rate risk

The only variable interest-bearing financial instruments are cash and cash equivalents and financial investments.

Changes in interest rates may cause variations in interest income and expenses resulting from short term interest-bearing assets.

Effect of interest rate fluctuation

A 100 basis point increase in interest rates at balance sheet date would have increased profit or loss, and equity, by approximately €30.0 million (2024: €33.2 million; 2023: €36.8 million); a 100 basis point decrease in interest rates would have decreased profit or loss, and equity, by approximately €30.0 million (2023: €33.2 million; 2023: €36.8 million). These scenarios assume our entire cash portfolio would immediately reprice at the new interest rates.

Foreign exchange risk

We are exposed to foreign exchange risk arising from various currency exposures. Our principal functional currency is the euro, but we receive payments from our main collaboration partner Gilead in U.S. dollars and acquire some consumables and materials in U.S. dollars, Swiss Francs and GB Pounds.

To limit this risk, we attempt to align incoming and outgoing cash flows in currencies other than EUR. In addition, contracts closed by our different entities are mainly in the functional currencies of that entity, except for the collaboration agreement signed with Gilead for which payments are denominated in U.S. dollars.

The exchange rate risk in case of a 10% change in the exchange rate amounts to:

	December 31,
	2025	2024	2023

Net book value	(Euro, in thousands)
Increase in Euros - U.S. Dollars	€(182,651)	€(70,387)	€(78,013)
Increase in Euros - GB Pounds	62	31	666
Increase in Euros - CH Francs	774	280	385

The exchange rate risk on the U.S. dollar is primarily related to our cash and cash equivalents and financial investments held in U.S. dollars.

Capital risk factors

We manage our capital to safeguard that we will be able to continue as a going concern. At the same time, we want to ensure the return to our shareholders through the results from our R&D activities.

Our capital structure consists of financial investments, cash and cash equivalents, and equity attributed to the holders of our equity instruments, such as capital, reserves and results carried forward, as mentioned in the consolidated statement of changes in equity.

We manage our capital structure and make the necessary adjustments in the light of changes of economic circumstances, the risk characteristics of underlying assets and the projected cash needs of the R&D activities.

The adequacy of the capital structure will depend on many factors, including any future acquisition and business development transactions, future scientific progress in the R&D programs, the magnitude of those programs, the commitments to existing and new clinical CROs, the ability to establish new alliance or collaboration agreements, the capital expenditures and market developments.

Neither we nor any of our subsidiaries are subject to any externally imposed capital requirements, other than those imposed by generally applicable company law requirements.